Putnam
High Quality
Bond Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98


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Fund highlights

* "If the current conditions of low inflation, falling interest rates, and subdued economic growth persist, there remains, in Putnam's opinion, no reason for bonds to lose their appeal."

                               -- Kevin Cronin, manager
                                  Putnam High Quality Bond Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

15 Portfolio holdings

20 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The managers of Putnam High Quality Bond Fund, formerly known as Putnam Federal Income Trust, faced their share of challenges during the fund's just-concluded fiscal year. The 12 months ended October 31, 1998, represented a period in which the U.S. fixed-income market ranged from rally to retreat. Risk-averse investors first flocked to the safety the market represented then just as suddenly fled in the aftermath of the Russian bond default and the collapse of a large hedge fund. Your managers' report, which follows, provides the details.

During the period, two new members of Putnam's Core Fixed-Income Group were named to the fund's management team. Kevin M. Cronin is chief investment officer of the group's Mortgage and Asset-Backed team. Before joining Putnam in 1997, he was with MFS Investment Management and Liberty Mutual Insurance Co. He has 10 years of investment experience. Krishna K. Memani is leader of the group's High-Grade Corporate Bond team. He came to Putnam earlier this year from Morgan Stanley and PricewaterhouseCoopers and has 14 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998



Report from the Fund Managers
Kevin M. Cronin
Krishna K. Memani
James M. Prusko

Throughout Putnam High Quality Bond Fund's fiscal year, the 12 months ended October 31, 1998, fixed-income markets were buoyed by low inflation, global economic slowdown, and a worldwide flight to quality that pushed prices of high-quality corporate and U.S. Treasury bonds sharply higher. However, fixed-income investors' concerns, which had been building for most of the period, were exacerbated late in the fiscal year by Russia's foreign debt moratorium, its effect on highly leveraged hedge funds, and the resulting selloff of non-Treasury bonds. The simmering worry finally climaxed in October with the bond market's worst three-day performance since 1965. The Treasury market benefited most from the hot summer rally but because of the inverse relationship between bond yields and prices, the yields on these securities dropped to their lowest levels since the late 1960s.

Within this challenging environment, your fund's class A share total return at net asset value was 6.66%. At public offering price, class A shares returned 1.58%. For more performance information, including the results of other share classes, please see pages 9 through 11.

* U.S. TREASURIES SOAR TO NEW HIGHS, THEN DROP TO NEW LOWS

The summer rally came amid marked weakness in every kind of investment that carries risk: from stocks to high-yield and emerging-markets bonds. As a result, the rally has been described as a flight to quality in which investors scrambled to buy the one investment they perceived as both safe and liquid: U.S. Treasury securities. This reappraisal of risk caused heavy selling in many of the sectors your fund invests in, such as mortgage-backed securities and investment-grade and high-yield corporate bonds. However, a large part of the summer's Treasury rally was attributable to short sellers -- investors and dealers who borrowed and sold Treasury securities, hoping to profit from a fall in their value.

Toward the end of your fund's fiscal year, investors who had stayed on the sidelines during the start of the Treasury rally spent weeks rushing to buy Treasuries at any price in an effort to cut losses. Just as the summer's Treasury rally was largely the result of unwinding or closing out of long-held bets on Treasury securities, so too was October's dramatic selloff. Many investors had borrowed yen to buy Treasuries in recent years -- a maneuver termed the yen-carry trade -- betting that the yen would fall in price while the dollar-denominated Treasuries would rise. That strategy worked wonders until October, when the yen rose substantially against the dollar. This development, combined with the need to raise cash -- given losses elsewhere in their portfolios -- spurred many investors to dump Treasuries, causing prices to plunge.

Your fund's strategy of overweighting mortgage-backed and corporate securities versus Treasuries enabled the fund to deliver an attractive level of income but detracted from total return performance. These sectors underperformed Treasuries on a duration-adjusted basis following massive liquidations of each by hedge funds. However, we believe the recent volatility in the bond markets obscures robust fundamentals. The economy is slowing, inflation is low, and the supply of bonds is shrinking -- conditions that should help keep bond prices high.


[GRAPHIC OMITTED: horizontal bar chart BOND MARKET PERFORMANCE BY SECTOR]

BOND MARKET PERFORMANCE BY SECTOR*

Comparison of total returns, 10/31/97-10/31/98

Lehman Brothers
Mortgage-Backed Securities Index     7.3%

Lehman Brothers
Corporate Bond Index                 8.0%

Salomon Brothers
World Government Bond Index         12.6%

Lehman Brothers
Long-Term Treasury Bond Index       16.3%


Footnote reads:
* Past performance is not indicative of future results. These indexes reflect the general performance of market sectors in which the fund invests. The fund's performance will differ. The indexes may include bonds different from those in the fund. It is not possible to invest directly in an index.


* MORTGAGES OFFER LIMITED APPEAL DURING PERIOD

Mortgage-backed securities generally offer higher yields than Treasuries in order to compensate investors for the risk that their principal may be returned in full at some point prior to the securities' stated maturity. When Treasuries are strong, however, mortgage-backed securities typically suffer because of such prepayment concerns. As interest rates fall, many homeowners refinance their mortgages, returning principal to investors. In addition to disrupting an investor's income stream, this prepayment of principal forces the investor to reinvest at lower prevailing rates.

Mortgage-backed securities performed well during the first half of the year, and your fund benefited from its exposure to this sector. We began the fiscal year with an increased focus on GNMA mortgage-backed securities and commercial mortgage-backed security (CMBS) issues. CMBS issues represent mortgages of office buildings, hotels, multifamily housing, and industrial real estate. Unlike residential mortgages, CMBS issues have the advantage of a measure of prepayment protection. For example, under the terms of some loans, commercial mortgage owners are not allowed to prepay for the first five years.

When interest rates started dropping rapidly, mortgages began to lag comparable Treasuries because of fears of increased prepayments. On September 29, in a long-anticipated move, the Federal Reserve Board lowered the federal funds rate from 5.50% to 5.25% and then lowered it again to 5.00% two weeks later to try to sustain economic growth in the United States. (Shortly after the end of the fiscal year, the rate was lowered again to 4.75%.) Anticipating the increase in prepayments, we reduced the fund's position in GNMA mortgage-backed securities during the period.


[GRAPHIC OMITTED: horizontal bar chart CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION*

                         10/31/97     10/31/98

Mortgage-backed
securities                 51.2%        43.6%

U.S. Treasury
securities                 29.8%        25.0%

Foreign
bonds and notes             6.4%         2.1%

Corporate bonds             8.6%        13.8%

Collateralized
mortgage obligations        7.6%        12.9%

Short-term
investments                 1.0%         6.0%

Footnote reads:
*Based on total net assets as of indicated date. Holdings will vary over time.


* CREDIT CONTRACTION AFFECTS THE CORPORATE SECTOR

The strong performance of Treasuries contrasted sharply with performance elsewhere in the U.S. bond markets. Just as investors shunned equity markets during the second half of the period, so too did they turn sour on credit risk. Consequently, the U.S. corporate bond market suffered setbacks during the period. With U.S. companies relying heavily on bonds rather than on bank loans to raise capital, investors feared the credit contraction would feed into the economy through defaults and possible bankruptcies. Many U.S. companies were hampered because they could not draw on credit lines with commercial banks to fill the gap vacated by jittery bond investors. Banks tend to mark down the value of loans much more slowly than the market downgrades bonds. This means borrowers with access to bank credit have an additional cushion against the worst effects of a credit contraction.

Your fund's emphasis on corporate bonds detracted from performance as investors penalized the lower-rated issuers within the investment-grade sector regardless of industry. Our emphasis on nonmoney-center bank financial issues as well as our de-emphasis of dollar-denominated bonds issued in the U.S. by foreign banks -- which were among the stronger and weaker performing sectors, respectively, within the investment-grade corporate market -- could not overcome the negative impact of the fund's BBB/Baa rating bias, the lowest tier of the investment-grade bonds.

* FUND'S FLEXIBLE STRATEGY SEEKS TO TAKE ADVANTAGE OF OPPORTUNITIES AHEAD

In Putnam's opinion, if the current conditions of low inflation, falling interest rates, and subdued economic growth persist, there remains no reason for bonds to lose their appeal. We believe the market's current pricing of corporate holdings does not accurately reflect the strong underlying credit fundamentals of these bonds. Unprecedented levels of volatility in the fixed-income markets have also pushed mortgage-backed security spreads to recent wide levels. As the credit markets stabilize, we believe investors will begin to focus on the positive underlying credit fundamentals and determine that the attractive yields now associated with corporates and mortgage-backed securities offer an attractive opportunity. Given our outlook, we will continue to seek out the higher yields generally offered by mortgage-backed securities while attempting to limit the fund's exposure to prepayment risk. In addition, we will continue to seek income opportunities outside the government sector. With a flexible investment strategy and an active management style, we believe the fund is well positioned to take advantage of an anticipated recovery in these markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/98, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Quality Bond Fund is designed for investors seeking high current income with preservation of capital and long-term total return as secondary objectives, primarily through U.S. government securities.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                Class A           Class B           Class M
(inception date)               (6/2/86)          (6/6/94)          (4/12/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       6.66%    1.58%    5.84%    0.84%    6.42%    2.99%
------------------------------------------------------------------------------
5 years                     33.71    27.38    28.68    26.75    32.13    27.87
Annual average               5.98     4.96     5.17     4.86     5.73     5.04
------------------------------------------------------------------------------
10 years                   108.38    98.52    92.00    92.00   102.17    95.54
Annual average               7.62     7.10     6.74     6.74     7.29     6.94
------------------------------------------------------------------------------
Life of fund               135.43   124.29   111.74   111.74   125.79   118.41
Annual average               7.14     6.73     6.23     6.23     6.78     6.50
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/98

                                          Lehman Brothers
                                            Government          Consumer
                                            Bond Index        Price Index
------------------------------------------------------------------------------
1 year                                        11.28%              1.36%
------------------------------------------------------------------------------
5 years                                       40.10              12.42
Annual average                                 6.98               2.37
------------------------------------------------------------------------------
10 years                                     137.83              36.27
Annual average                                 9.05               3.14
------------------------------------------------------------------------------
Life of fund                                 183.62              50.41
Annual average                                 8.76               3.34
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
10/31/88
                   Fund's class A  Lehman Bros. Govt.  Consumer Price
Date               shares at POP      Bond Index           Index

10/31/88               9,527            10,000            10,000
10/31/89              10,514            11,203            10,449
10/31/90              11,087            11,868            11,106
10/31/91              12,738            13,600            11,431
10/31/92              13,726            15,005            11,797
10/31/93              14,847            16,976            12,121
10/31/94              14,173            16,217            12,438
10/31/95              16,436            18,712            12,787
10/31/96              17,168            19,669            13,170
10/31/97              18,612            21,372            13,444
10/31/98             $19,852           $23,783           $13,627


Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $19,200 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,217 ($19,554 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/98

                                  Class A        Class B         Class M
-----------------------------------------------------------------------------
Distributions (number)               12             12              12
-----------------------------------------------------------------------------
Income                             $0.636         $0.565          $0.613
-----------------------------------------------------------------------------
Capital gains                        --             --              --
-----------------------------------------------------------------------------
 Total                             $0.636         $0.565          $0.613
-----------------------------------------------------------------------------
Share value:                   NAV        POP        NAV      NAV        POP
-----------------------------------------------------------------------------
10/31/97                      $10.19     $10.70   $10.15     $10.19    $10.53
-----------------------------------------------------------------------------
10/31/98                       10.21      10.72    10.16      10.21     10.55
-----------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------
Current dividend rate1          6.23%      5.93%    5.67%      5.99%     5.80%
-----------------------------------------------------------------------------
Current 30-day SEC yield2       5.61       5.34     4.89       5.36      5.18
-----------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (6/2/86)          (6/6/94)          (4/12/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       9.40%    4.26%    8.67%    3.67%    9.15%    5.61%
------------------------------------------------------------------------------
5 years                     35.69    29.30    30.67    28.71    34.12    29.81
Annual average               6.29     5.27     5.50     5.18     6.05     5.36
------------------------------------------------------------------------------
10 years                   115.57   105.24    98.78    98.78   109.13   102.34
Annual average               7.98     7.45     7.11     7.11     7.66     7.30
------------------------------------------------------------------------------
Life of fund               138.57   127.28   114.89   114.89   128.85   121.36
Annual average               7.31     6.89     6.40     6.40     6.95     6.66
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Government Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities). The average quality of bonds included in the index may be higher than the average quality of those bonds in which the fund customarily invests.

Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued, fixed-rate non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Lehman Brothers Long-Term Treasury Bond Index* is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

Lehman Brothers Mortgage-Backed Securities Index* is an unmanaged list of GNMA bonds.

Salomon Brothers World Government Bond Index* is a market-capitalization weighted benchmark that tracks the performance of government-bond markets in 14 countries.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.

 Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended October 31, 1998

To the Trustees and Shareholders of
Putnam High Quality Bond Fund
(formerly Putnam Federal Income Trust)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Quality Bond Fund (formerly Putnam Federal Income Trust) (the "fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1998




Portfolio of investments owned
October 31, 1998

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (68.6%) (a)
PRINCIPAL AMOUNT                                                                                                    VALUE

U.S. Government Agency Mortgage Obligations (43.6%)
-------------------------------------------------------------------------------------------------------------------------
                     Fannie Mae Strip
     $    1,348,098    Zero %, 294-1 PO (Principal Only), February 1, 2028                                  $    1,144,199
          1,509,787    6 1/2s, 290 IO (Interest Only), December 1, 2024                                            292,521
                     Federal Home Loan Mortgage Corp.
          1,817,746    7s, with due dates from October 1, 2025 to
                       November 1, 2027                                                                          1,853,520
          8,182,236    5 1/2s, with due dates from March 1, 2011 to
                       April 1, 2011                                                                             8,090,186
                     Federal National Mortgage Association
          1,039,500    7s, Dwarf, with due dates from January 1, 2011 to
                       May 1, 2011                                                                               1,060,935
          9,478,976    6 1/2s, April 1, 2028                                                                     9,553,007
         18,987,216    6 1/2s, Dwarf, with due dates from
                       December 1, 2008 to October 1, 2013                                                      19,265,953
          4,139,928    6 1/2s, Dwarf, with due dates from October 1, 2010 to
                       August 1, 2013                                                                            4,200,701
          4,410,000    6 1/2s, TBA, November 15, 2028                                                            4,444,442
          3,976,376    6 1/2s, with due dates from July 1, 2028 to
                       August 1, 2028                                                                            4,007,431
          7,286,407    6s, Dwarf, with due dates from July 1, 2013 to
                       September 1, 2013                                                                         7,315,990
                     Freddie Mac Strip
          1,844,610    Ser. 194, IO 6 1/2s, 2028                                                                   402,356
            188,344    Ser. 199, IO 6 1/2s, 2028                                                                    41,083
                     Government National Mortgage Association
          2,580,000    9 1/2s, TBA, November 15, 2028                                                            2,789,625
         21,692,284    8s, with due dates from January 15, 2001 to
                       February 15, 2028                                                                        22,589,485
         66,744,089    7s, with due dates from October 20, 2024 to
                       June 15, 2028                                                                            68,335,078
          3,590,210    6 7/8s, May 20, 2024                                                                      3,626,112
          2,088,697    6 1/2s, with due dates from April 15, 2028 to
                       June 15, 2028                                                                             2,111,527
          4,049,389    6 1/2s, with due dates from March 15, 2028 to
                       May 15, 2028                                                                              4,093,648
                                                                                                            --------------
                                                                                                               165,217,799

U.S. Treasury Obligations (25.0%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
         12,040,000    11 7/8s, November 15, 2003 (SEG)                                                         15,990,565
         11,900,000    11 5/8s, November 15, 2004                                                               16,284,436
          3,935,000    8 1/8s, August 15, 2019                                                                   5,262,433
          7,988,000    7 1/2s, November 15, 2024                                                                10,348,214
          6,355,000    6 1/8s, November 15, 2027                                                                 7,151,345
         19,671,000    5 1/2s, August 15, 2028                                                                  20,700,580
          2,625,000    5 1/4s, August 15, 2003                                                                   2,739,030
                     U.S. Treasury Notes
          2,830,000    5 7/8s, September 30, 2002                                                                2,976,792
         12,325,000    5 5/8s, May 15, 2008                                                                     13,285,980
                                                                                                            --------------
                                                                                                                94,739,375
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $254,639,914)                                                                  $  259,957,174

CORPORATE BONDS AND NOTES (13.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Automotive (0.1%)
--------------------------------------------------------------------------------------------------------------------------
     $      430,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                $      459,709

Broadcasting (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            850,000  Viacom, Inc. sr. notes 7 3/4s, 2005                                                           916,156

Chemicals (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            820,000  Arco Chemical deb. 9.8s, 2020                                                                 786,765

Computer Services and Software (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,320,000  Dell Computer Corp. deb. 7.1s, 2028                                                         1,293,600

Entertainment (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,685,000  Time Warner Entertainment sr. notes 8 3/8s, 2033                                            1,970,085

Insurance and Finance (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,420,000  AT&T Capital Corp. notes 6.6s, 2005                                                         1,395,420
          1,700,000  Executive Risk Capital Trust company guaranty
                       Ser. B, 8.675s, 2027                                                                      1,684,190
            540,000  Finova Capital Corp. notes 6 1/4s, 2002                                                       538,726
          1,865,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                                       1,976,732
            559,000  Fleet Financial Group, Inc. sub. deb. 6 7/8s, 2028                                            563,282
          1,675,000  Markel Capital Trust I company guaranty
                       Ser. B, 8.71s, 2046                                                                       1,664,515
          1,750,000  Paine Webber Group, Inc. sr. notes 6.55s, 2008                                              1,694,840
          1,700,000  Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                               1,609,373
          2,010,000  Salton Sea Funding Corp. company guaranty
                       Ser. E, 8.3s, 2011                                                                        2,251,924
          1,795,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                                     1,928,710
          2,590,000  Wilmington Trust Corp. sub. notes 6 5/8s, 2008                                              2,704,841
                                                                                                            --------------
                                                                                                                18,012,553

Metals and Mining (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,770,000  PT Alatief Freeport sr. notes 9 3/4s, 2001
                       (Netherlands)                                                                               885,000

Oil and Gas (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,735,000  Coastal Corp. bonds 6.95s, 2028                                                             1,664,108
          1,600,000  Coastal Corp. deb. 6 1/2s, 2008                                                             1,622,944
          1,090,000  Enron Corp. notes 6.95s, 2028                                                               1,054,542
            550,000  Enron Corp. notes 6.4s, 2006                                                                  555,731
          2,595,000  Global Marine Inc. notes 7s, 2028                                                           2,408,990
          1,885,000  Petro Geo-Services AS ADR notes
                       7 1/2s, 2007 (Norway)                                                                     1,979,193
          1,920,000  Union Pacific Resources Group Inc. notes
                       6 3/4s, 2008                                                                              1,899,130
                                                                                                            --------------
                                                                                                                11,184,638

Publishing (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,705,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                               1,670,798
            840,000  News America Holdings, Inc. deb. 7.7s, 2025                                                   834,120
                                                                                                            --------------
                                                                                                                 2,504,918

Real Estate (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,235,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2007 (R)                                      1,107,066

Retail (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,725,000  Neiman-Marcus Group, Inc. deb. 7 1/8s, 2028                                                 1,508,099

Telecommunications (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,345,000  AirTouch Communications notes 6.65s, 2008                                                   1,407,623
          1,555,000  TCI Communications, Inc. sr. notes 8.65s, 2004                                              1,780,973
                                                                                                            --------------
                                                                                                                 3,188,596

Transportation (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,645,000  Continental Airlines pass-through certificates
                       Ser. 97CI, 7.42s, 2007                                                                    1,672,044
          1,430,000  Canadian Pacific Ltd. deb. 9.45s, 2021 (Canada)                                             1,826,124
                                                                                                            --------------
                                                                                                                 3,498,168

Utilities (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,070,000  Edison Mission Energy 144A company guaranty
                       7.33s, 2008                                                                               1,145,382
          1,850,000  Teco Energy, Inc. notes 5.54s, 2001                                                         1,858,695
          1,720,000  Texas Utilities Electric Capital Trust V
                       company guaranty 8.175s, 2037                                                             1,855,433
                                                                                                            --------------
                                                                                                                 4,859,510
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $53,492,407)                                                                   $   52,174,863

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (12.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      608,416  Amresco Commercial Mortgage Funding I
                       Ser. 97-C1, Class A1, 6.73s, 2029                                                    $      622,842
                     Chase Mortgage Finance Corp.
            720,000    Ser. 1998-S2, Class A14, 6 3/4s, 2028                                                       725,400
          1,295,321    Ser. 1994-G, Class B3, 7s, 2025                                                           1,171,860
            816,125    Interest Strip Ser. 1993-3, Class B6, 7.46s, 2024                                           856,931
          3,501,413    Interest Strip Ser. 1993-3, Class B7, 7.46s, 2024                                         3,676,483
          1,003,890  CMC Securities Corp. III Ser. 1994-F, Class B2,
                       6 1/4s, 2014                                                                                952,127
                     Commercial Mortgage Acceptance Corp.
          2,670,000    Ser. 98-MLI, Class A2, 6.03s, 2008                                                        2,650,392
             75,000    Ser. 97-ML1, Class A2, 6.53s, 2007                                                           77,367
          1,080,000    Ser. 97-ML1, Class A3, 6.57s, 2007                                                        1,110,038
          1,010,000    Ser. 97-ML1, Class D, 7.11s, 2030                                                         1,010,000
                     Criimi Mae Commercial Mortgage Trust
          3,280,000    Ser. 98-C1, Class A2, 7s, 2011                                                            3,196,463
          1,310,000    Ser. 98-C1, Class B, 7s, 2011                                                             1,218,300
                     First Union-Lehman Brothers
                       Commercial Mortgage Co.
            795,000    Ser. 97-C2, Class A3, 6.65s, 2008                                                           821,552
          1,160,000    Ser. 97-C2, Class D, 7.12s, 2012                                                          1,118,177
          1,270,000    Ser. 98-C2, Class D, 6.778s, 2013                                                         1,185,366
         30,079,026    Ser. 98-C2, Class IO, 0.816s, 2028                                                        1,261,909
          1,249,696  Green Tree Recreational Equipment & Cons.
                       Ser. 98-A, Class A1C, 6.18s, 2019                                                         1,277,082
                     GMAC Commercial Mortgage Securities Inc.
          1,775,377    Ser. 98-C1, Class A1, 6.44s, 2030                                                         1,822,396
          1,278,000    Ser. 98-C1, Class E, 7.153s, 2011                                                         1,265,420
                     GS Mortgage Securities Corp. II
          1,030,000    Ser. 98-GLII, Class A2, 6.562s, 2031                                                      1,048,347
            565,000    Ser. 98-GLII, Class D, 7.191s, 2031                                                         529,688
          2,467,868  Housing Securities Inc. Ser. 1993-J,
                       Class J2, 6.66s, 2009                                                                     2,592,033
            159,000  Merrill Lynch Mortgage Investors, Inc. Ser. 98-C2,
                       Class D, 7.116s, 2030                                                                       157,658
                     Morgan Stanley Capital I
            610,000    Ser. 96-WF1, Class A2, 7.218s, 2006                                                         646,981
            315,000    Ser. 98-XL1, Class E, 6.989s, 2030                                                          317,658
                     Prudential Home Mortgage Securities
          2,628,517    Ser. 1994-28, Class B2, 6.803s, 2001                                                      2,520,912
          4,281,597    Ser. 94-D, Class 3B, 6.312s, 2009                                                         4,276,245
          3,627,639    Ser. 93-31, Class B1, 6s, 2000                                                            3,529,013
                     Residential Funding Mortgage Securities
            884,586    Ser. 93-S17, Class M3, 7s, 2008                                                             890,391
            677,132    Ser. 93-S23, Class M3, 6 1/2s, 2008                                                         675,228
            750,000  Sears Mortgage Securities, Ser. 1993-7,
                       Class T-7, 7s, 2007                                                                         764,531
                     Securitized Asset Sales, Inc.
          3,335,157    Ser. 93-J, Class 2B, 6.808s, 2023                                                         3,199,666
          1,799,497    Mtge. Pass Thru Certificates Ser. 1994-3,
                       Class B1, 6.11s, 1999                                                                     1,780,377
                                                                                                            --------------
                     Total Non-Agency Collateralized
                       Mortgage Obligations (cost $46,344,789)                                              $   48,948,833

FOREIGN GOVERNMENT BONDS AND NOTES (2.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
DEM       6,390,000  Germany (Federal Republic of) bonds
                       Ser. 98, 5 5/8s, 2028                                                                $    4,115,416
CAD       4,010,000  Ontario (Province of) sr. unsub. 5 1/2s, 2008                                               4,018,822
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $7,615,741)                                                                    $    8,134,238

SHORT TERM INVESTMENTS (6.0%)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $10,000,000  Bank Of Nova Scotia, 5.08s, 11/18/98                                                   $    9,967,529
         12,894,000  Interest in $750,000,000 joint tri-party repurchase agreement dated October 30, 1998, with Goldmann
                       Sachs & Co. due November 2, 1998, with respect to
                       various U.S. Treasury obligations- maturity value
                       of $12,899,781 for an effective yield of 5.38%                                           12,897,854
                                                                                                            --------------
                     Total Short Term Investments (cost $22,865,398)                                        $   22,865,383
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $384,958,249) (b)                                              $  392,080,491
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $379,156,713.

  (b) The aggregate identified cost on a tax basis is $385,052,086, resulting in gross unrealized appreciation and depreciation of $11,066,760 and $4,038,355, respectively, or net unrealized appreciation of $7,028,405.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1998.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      ADR after the name of a foreign holding stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 1998
                            Market    Aggregate Face     Delivery   Unrealized
                            Value         Value            Date    Appreciation
-------------------------------------------------------------------------------
Deutschemarks            $3,803,599    $3,646,093       12/16/98     $157,506
-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 1998
                            Market    Aggregate Face     Delivery   Unrealized
                            Value         Value            Date    Depreciation
-------------------------------------------------------------------------------
Deutschemarks            $7,768,868    $7,442,886       12/16/98    $(325,982)
-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1998
                            Market    Aggregate Face     Delivery   Unrealized
                            Value         Value            Date    Appreciation
-------------------------------------------------------------------------------
U.S. Treasury
Bonds 20yr (long)        $3,093,750    $3,011,406         Dec 98      $82,344
-------------------------------------------------------------------------------
TBA Sale Commitments Outstanding at October 31, 1998
(proceeds receivable $4,393,692)
                                       Principal      Settlement       Market
Agency                                   Amount          Date          Value
-------------------------------------------------------------------------------
FNMA 6s
November 15, 2013                      $4,410,000      11/17/98     $4,427,905
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $384,958,249) (Note 1)        $392,080,491
-----------------------------------------------------------------------------------------------
Cash                                                                                     80,233
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        5,153,202
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  934,538
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        5,361,574
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                          157,506
-----------------------------------------------------------------------------------------------
Total assets                                                                        403,767,544

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     18,629,161
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             11,250
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              302,916
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            607,473
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               49,503
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            19,736
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                562
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  102,978
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                             325,982
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                            51,167
-----------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $4,393,692)                      4,427,905
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   82,198
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    24,610,831
-----------------------------------------------------------------------------------------------
Net assets                                                                         $379,156,713

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $425,338,764
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          1,124,216
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (54,268,018)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                          6,961,751
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding          $379,156,713

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($339,681,613 divided by 33,283,344 shares)                                              $10.21
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $10.21)*                                  $10.72
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($34,679,487 divided by 3,411,973 shares)**                                              $10.16
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,795,613 divided by 469,804 shares)                                                   $10.21
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.21)*                                  $10.55
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1998
Interest income:                                                                    $24,629,739
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,294,672
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          682,170
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        24,924
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,717
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   842,701
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   175,723
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     8,552
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  48,750
-----------------------------------------------------------------------------------------------
Auditing                                                                                 60,985
-----------------------------------------------------------------------------------------------
Legal                                                                                     6,197
-----------------------------------------------------------------------------------------------
Registration fees                                                                         2,003
-----------------------------------------------------------------------------------------------
Postage                                                                                  70,252
-----------------------------------------------------------------------------------------------
Other                                                                                   111,298
-----------------------------------------------------------------------------------------------
Total expenses                                                                        4,334,944
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (205,493)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          4,129,451
-----------------------------------------------------------------------------------------------
Net investment income                                                                20,500,288
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      7,572,944
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         535,843
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (2,008,737)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                     (123,603)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures and
TBA sale commitments during the year                                                 (4,004,453)
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               1,971,994
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $22,472,282
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 20,500,288    $ 22,631,534
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                         6,100,050       2,234,048
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                         (4,128,056)      4,533,459
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 22,472,282      29,399,041
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (21,024,224)    (22,525,251)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (965,458)       (563,757)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (102,689)        (51,138)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                         19,314,068     (34,799,540)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              19,693,979     (28,540,645)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   359,462,734     388,003,379
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,124,216 and $3,549,160, respectively)                                 $379,156,713    $359,462,734
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $10.19           $10.01           $10.17            $9.32           $10.47
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .59(b)           .61(b)           .61(b)           .60              .61
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .07              .20             (.18)             .84            (1.07)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .66              .81              .43             1.44             (.46)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.64)            (.63)            (.59)            (.59)            (.66)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                      --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.64)            (.63)            (.59)            (.59)            (.69)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $10.21           $10.19           $10.01           $10.17            $9.32
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            6.66             8.41             4.45            15.97            (4.54)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $339,682         $347,223         $379,929         $426,252         $449,480
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.18             1.15             1.16             1.12             1.06
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.79             6.15             6.12             6.22             6.91
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             174.76           218.97           297.30           234.95           317.91
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for periods ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                         June 6, 1994+
operating performance                                                 Year ended October 31                        to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $10.15            $9.98           $10.14            $9.30            $9.68
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .51(b)           .52              .54(b)           .52              .18
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .07              .21             (.18)             .84             (.32)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .58              .73              .36             1.36             (.14)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.57)            (.56)            (.52)            (.52)            (.23)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                      --               --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.57)            (.56)            (.52)            (.52)            (.24)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $10.16           $10.15            $9.98           $10.14            $9.30
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            5.84             7.55             3.74            15.09            (1.42)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $34,679          $11,311           $7,535           $1,835             $498
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.93             1.90             1.93             1.85              .72*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.06             5.30             5.44             5.42             2.34*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             174.76           218.97           297.30           234.95           317.91
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for periods ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                         April 12, 1995+
operating performance                                                        Year ended October 31                 to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $10.19           $10.01           $10.17            $9.57
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .57(b)           .57              .59(b)           .29(b)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .06              .22             (.18)             .60
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .63              .79              .41              .89
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.61)            (.61)            (.57)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.61)            (.61)            (.57)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $10.21           $10.19           $10.01           $10.17
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             6.42             8.16             4.20             9.35*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $4,796             $929             $539             $186
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                             1.43             1.40             1.43              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             5.54             5.81             5.90             3.15*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              174.76           218.97           297.30           234.95
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for periods ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
October 31, 1998

Note 1
Significant accounting policies

Putnam High Quality Bond Fund (formerly known as Putnam Federal Income Trust) (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1998, the fund had a capital loss carryover of approximately $54,092,000 available to offset future capital gains, if any, which will expire on October 31, 2002.

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1998, the fund reclassified $832,861 to decrease undistributed net investment income and $8,275,268 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $9,108,129. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $100 million of average net assets, 0.65% of the next $100 million, 0.55% of the next $300 million, 0.45% of the next $500 million, and 0.40% thereafter.

On April 2, 1998, the shareholders approved a proposal to increase fees payable to Putnam Management under the fund's management contract. Management fees will be paid thereafter at an annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1998, fund expenses were reduced by $205,493 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $600 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $57,183 and $974 from the sale of class A and class M shares, respectively and $33,218 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $10,172 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $105,734,184 and $92,151,927, respectively. Purchases and sales of U.S. government obligations aggregated $489,817,264 and $516,562,963, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,101,109      $ 103,240,553
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,173,180         11,897,999
-----------------------------------------------------------------------------
                                                11,274,289        115,138,552

Shares
repurchased                                    (12,061,669)      (123,127,715)
-----------------------------------------------------------------------------
Net decrease                                      (787,380)      $ (7,989,163)
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,019,842       $ 20,161,173
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,231,792         12,262,877
-----------------------------------------------------------------------------
                                                 3,251,634         32,424,050

Shares
repurchased                                     (7,118,836)       (71,151,211)
-----------------------------------------------------------------------------
Net decrease                                    (3,867,202)      $(38,727,161)
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,718,018        $37,872,403
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       78,440            793,085
-----------------------------------------------------------------------------
                                                 3,796,458         38,665,488

Shares
repurchased                                     (1,498,741)       (15,236,683)
-----------------------------------------------------------------------------
Net increase                                     2,297,717       $ 23,428,805
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,308,316        $13,014,460
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       50,048            496,673
-----------------------------------------------------------------------------
                                                 1,358,364         13,511,133

Shares
repurchased                                       (998,805)        (9,956,230)
-----------------------------------------------------------------------------
Net increase                                       359,559        $ 3,554,903
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998

Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        444,102         $4,541,443
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        8,636             87,792
-----------------------------------------------------------------------------
                                                   452,738          4,629,235

Shares
repurchased                                        (74,041)          (754,809)
-----------------------------------------------------------------------------
Net increase                                       378,697         $3,874,426
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        112,345         $1,116,519
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        3,484             34,651
-----------------------------------------------------------------------------
                                                   115,829          1,151,170

Shares
repurchased                                        (78,575)          (778,452)
-----------------------------------------------------------------------------
Net increase                                        37,254          $ 372,718
-----------------------------------------------------------------------------



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Federal tax information
(Unaudited)

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin M. Cronin
Vice President and Fund Manager

Krishna K. Memani
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam High Quality Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
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AN030 - 47851 039/334/878  12/98